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                                                                   EXHIBIT 10.1

                            THIRD AMENDMENT AGREEMENT


         This Third Amendment Agreement dated as of August 22, 2002 (this "Amendment") is among Newfield Exploration Company, a Delaware corporation ("Company"), the lenders parties hereto ("Banks") and JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as Agent ("Agent"). In consideration of the mutual covenants contained herein, the Company, the Agent and the Banks agree as set forth herein.

         1. Amendments to the Agreement. The Credit Agreement dated as of January 23, 2001 among the Company, the Banks and the Agent as amended by the First Amendment Agreement dated as of January 31, 2001, the Second Amendment dated as of May 1, 2001, and the Letter Agreement dated as of March 7, 2002 (as amended, the "Agreement") is hereby amended as follows:

                  1.1 Section 1.02. The definition of "Debt" in Section 1.02 of the Agreement is hereby amended by adding the following sentences to the end of such definition:

Before the Acquisition Date and as long as the proceeds of the Subordinated Debt Offering are held in escrow in accordance with the terms of the Subordinated Indenture, the Senior Subordinated Notes shall not constitute Debt. The Senior Subordinated Notes shall constitute Debt (i) on and after the Acquisition Date, and (ii) before the Acquisition Date if the proceeds of the Subordinated Debt Offering are not held in escrow in accordance with the terms of the Subordinated Indenture.

Section 1.02 of the Agreement is hereby further amended by amending the definitions of "Borrowing Base", "Calculated Borrowing Base" and "Special Purpose Subsidiary" therein to read as follows:

                  "Borrowing Base" in effect from time to time, from the date of the Third Amendment until the Acquisition Date, shall equal the excess, if any, of (a) the Calculated Borrowing Base over (b) the aggregate principal then outstanding on all Senior Unsecured Notes. The Borrowing Base in effect from time to time, after the Acquisition Date, shall equal the excess, if any, of (a) the Calculated Borrowing Base over (b) the sum of (1) the aggregate principal then outstanding on all Senior Unsecured Notes plus (2) the aggregate principal then outstanding on the EGB Notes.

                   "Calculated Borrowing Base" shall mean at any time an amount equal to the amount determined in accordance with Section 2.08; provided that if any interest in the EEX Infrastructure Assets is sold or transferred to a third party or a Special Purpose Subsidiary, the Calculated Borrowing Base will be reduced by $30,000,000.

                  "Special Purpose Subsidiary" shall mean any Subsidiary (except the EEX Subsidiary) incurring Debt for the purpose of acquisition and/or exploration and development of Oil and Gas Properties if and only if the Company and all other Subsidiaries are not liable, whether directly or indirectly, contingently or otherwise, for such Debt and designated as a "Special Purpose Subsidiary" in writing by the Company

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         to the Agent; provided that (i) in no event shall any Subsidiary that owns any Oil and Gas Properties or other Property included in the determination of the Calculated Borrowing Base be a Special Purpose Subsidiary and (ii) at no time shall the EEX Subsidiary be a Special Purpose Subsidiary.

Section 1.02 of the Agreement is hereby further amended by (i) deleting "price floor," from the definition of Swap Contract in such Section and (ii) adding the following definitions in their appropriate alphabetical order:

                  "Acquisition Date" shall mean the date upon which there is a consummation of a merger upon the terms outlined in the Merger Agreement.

                  "EEX" shall mean EEX Corporation, a Texas corporation.

                  "EEX Infrastructure Assets" shall mean the 60% interest in a deepwater drilling rig and processing facility, which consists of an FPS, pipelines, and a processing facility owned by EEX or its Subsidiaries. "FPS" as used in this definition means a combination deepwater drilling rig and processing facility capable of simultaneous drilling and production operations.

                  "EEX Subsidiary" shall mean the subsidiary of the Company formed on the Acquisition Date, which subsidiary shall succeed to all of the assets of EEX, as a result of the consummation of a merger upon the terms outlined in the Merger Agreement.

                  "EGB Notes" shall mean those certain secured senior equipment leasing notes issued by EEX in the principal amount outstanding as of July 17, 2002 of approximately $101,000,000 and all obligations relating thereto.

                  "Merger Agreement" shall mean that certain Amended and Restated Agreement and Plan of Merger dated as of May 29, 2002 between the Company, Newfield Operating Company and EEX as the same may be amended from time to time.

                  "Senior Subordinated Notes" shall mean those certain 8 3/8% Senior Subordinated Notes due 2012 in an aggregate amount of $250,000,000 issued or to be issued under the Subordinated Indenture by the Company with covenants and default provisions no more restrictive than this Agreement and all obligations relating thereto.

                  "Subordinated Indenture" shall mean that certain indenture dated as of December 10, 2001 between the Company and Wachovia Bank, National Association (formerly known as First Union National Bank), as Trustee, as supplemented by the First Supplemental Indenture dated as of August 13, 2002.

                  "Subordinated Note Offering" means the offering of the Senior Subordinated Notes by the Company, the proceeds of which will be used to finance the merger outlined in the Merger Agreement.

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                 "Third Amendment" shall mean the Third Amendment Agreement dated as of August 22, 2002, among the Company, various Banks and the Agent pertaining to this Agreement.

                  1.2 Section 2.08. Section 2.08 of the Agreement is hereby amended by adding the following language to the end of the second sentence in clause (b) of such Section before the period at the end of such sentence:

(including, without limitation, consideration of and adjustment for interest rates and Debt existing at that particular time)

Section 2.08 of the Agreement is hereby further amended by adding the following new clause (f) after clause (e) of Section 2.08:

                  (f) From the date of Third Amendment to the earlier of (i) the Acquisition Date or (ii) the first Redetermination Date after August 22, 2002 (the "November 2002 Redetermination Date"), the amount of the Calculated Borrowing Base shall be $525,000,000. Provided that the Acquisition Date occurs prior to the November 2002 Redetermination, the Calculated Borrowing Base shall be $660,000,000 from the Acquisition Date to the November 2002 Redetermination Date. In the event that the Acquisition Date has not occurred by the November 2002 Redetermination Date, but does occur subsequent to such date, a Calculated Borrowing Base will be determined in accordance with Section 2.08(b) and Section 2.08(d) based upon the Engineering Reports and other information provided to Agent (including information regarding Properties of EEX) with respect to the November 2002 Redetermination Date.


                  1.3 Section 9.01. Section 9.01 of the Agreement is hereby amended by (i) deleting the word "and" at the end of clause (l) of such Section,
(ii) deleting the period at the end of clause (m) of such Section and adding the phrase "; and" at the end of such clause, and (iii) adding the following clause
(n) after clause (m) of such Section:

                  (n) the EGB Notes.

                  1.4 Section 9.02. Section 9.02 of the Agreement is hereby amended by (i) deleting the word "and" at the end of clause (d) of such Section and (ii) adding the following clauses (f) and (g) after clause (e) of such
Section:

                  (f) Liens on the EEX Infrastructure Assets securing the EGB Notes; and

                  (g) Liens arising as a result of the escrow of the proceeds of the Subordinated Note Offering pursuant to the Subordinated Indenture until the earlier to occur of (i) the Acquisition Date or (ii) the date the Senior Subordinated Notes are redeemed or repaid.

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                  1.5 Section 9.03. Clause (j) of Section 9.03 of the Agreement
is hereby amended by inserting the following parenthetical after the amount "$40,000,000" in such Section:

         (to the extent that such investments are made solely by the issuance of common stock of the Company, the amount of such investment for purposes of this clause (j) shall be deemed to be zero)

                  1.6 Section 9.15. Section 9.15 of the Agreement is hereby amended by inserting the parenthetical "(other than EEX Infrastructure Assets)" after the reference to "Oil and Gas Properties" in such Section.

                  1.7 New Schedule 7.14. Upon the Acquisition Date, the Company will deliver to the Agent and the Banks a new Schedule 7.14, which will list (i) the EEX Subsidiary, (ii) Newfield Petroleum UK Limited, (iii) Newfield UK Holdings Limited and (iv) Newfield North Sea Limited as "Active Subsidiaries" of the Company. Upon receipt of such schedule by the Agent and the Banks, such new
Schedule 7.14 will replace the existing Schedule 7.14 of the Agreement in its entirety.

        2. Miscellaneous.

                  2.1 Amendments, Etc. No amendment or waiver of any provision of this Amendment, nor consent to any departure by the Company therefrom, shall in any event be effective unless effected in accordance with Section 12.04 of the Agreement.

                  2.2 Governing Law. This Amendment and the Agreement as amended hereby shall be governed by and construed in accordance with the laws of the State of New York.

                  2.3 Preservation. Except as specifically modified by the terms of this Amendment, all of the terms, provisions, covenants, warranties and agreements contained in the Agreement (including, without limitation, exhibits thereto) or any of the other documents executed in connection with the Agreement remain in full force and effect. Terms used herein which are not defined herein and are defined in the Agreement, as amended hereby, are used herein as defined in the Agreement, as amended hereby.

                  2.4 Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  2.5 Bank Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to agree to the various matters set forth herein. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement as amended hereby.

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                  2.6 Representations. The Company hereby represents and
warrants to the Agent and the Banks that the representations and warranties contained in Section 7 of the Agreement, as amended hereby, are true and correct on and as of the date hereof (after giving effect to the amendment to Schedule
7.14 of the Agreement for Newfield Petroleum UK Limited, Newfield UK Holdings Limited and Newfield North Sea Limited described in Section 1.7 above), unless such representation or warranty was expressly limited to an earlier date (which representation or warranty remains true as to such earlier date) or except as such representations and warranties are modified to give effect to transactions expressly permitted by the Agreement, as amended hereby, or in the case of
Section 7.15 of the Agreement, changes of which the Agent has been notified.

                  2.7 Authority, etc. The Company hereby represents and warrants to the Agent and the Banks that (i) this Amendment has been duly executed and delivered by the Company, (ii) the execution, delivery and performance of this Amendment and the performance of, and consummation of the transactions contemplated by, the Agreement, as amended hereby, are within the power of the Company, have been duly authorized by all necessary corporate action, do not contravene (A) the charter or by-laws of the Company, (B) any applicable rule, regulation, order, writ, injunction or decree, or (C) law or any material contractual restriction binding on or affecting the Company, and will not result in or require the creation or imposition of any Lien prohibited by the Agreement, (iii) this Amendment and the Agreement, as amended hereby, constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or similar law affecting creditors' rights generally, and (iv) no authorization, consent, license or approval of, or other action by, and no notice to or filing with, any governmental authority, regulatory body or other Person is required for the due execution, delivery and performance of this Amendment or the performance of the Agreement, as amended hereby, or for the consummation of the transactions contemplated thereby.

                  2.8 Default. Without limiting any other event which may constitute an Event of Default, in the event any representation or warranty set forth herein shall be untrue in any material respect when made, such event shall constitute an "Event of Default" under the Agreement, as amended hereby.

                  2.9 Effectiveness. This Amendment shall become effective, as of the date first above written, when it shall have been executed by the Company, the Agent and the Banks.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                        COMPANY:

                                        NEWFIELD EXPLORATION COMPANY


                                        By: /s/ Terry W. Rathert
                                        ---------------------------------
                                        Name:  Terry W. Rathert
                                        Title: Vice President and
                                               Chief Financial Officer


                                        AGENT:

                                        JP MORGAN CHASE BANK (formerly The
                                        Chase Manhattan Bank), as Agent


                                        By: /s/ Robert C. Mertensotto
                                           ---------------------------------
                                        Name:  Robert C. Mertensotto
                                        Title: Managing Director



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                                        BANKS:

                                        JPMORGAN CHASE BANK (formerly The
                                        Chase Manhattan Bank)


                                        By: /s/ Robert C. Mertensotto
                                           ---------------------------------
                                        Name:  Robert C. Mertensotto
                                        Title: Managing Director


                                        BANK OF AMERICA, NATIONAL ASSOCIATION


                                        By:
                                           ---------------------------------
                                        Name:
                                             -------------------------------
                                        Title:
                                              ------------------------------


                                        BANK OF MONTREAL


                                        By: /s/ James V. Ducote
                                           ---------------------------------
                                        Name:  James V. Ducote
                                        Title: Director


                                        FLEET NATIONAL BANK


                                        By: /s/ Daniel S. Schockling
                                           ---------------------------------
                                        Name:  Daniel S. Schockling
                                        Title: Director


                                        WACHOVIA BANK, NATIONAL ASSOCIATION


                                        By: /s/ Philip Trinder
                                           ---------------------------------
                                        Name:  Philip Trinder
                                        Title: Vice President

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                                        BANK ONE, NA


                                        By: /s/ Ronald L. Dierker
                                           ---------------------------------
                                        Name:  Ronald L. Dierker
                                        Title: Director, Capital Markets


                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By: /s/ Bernard Weymuller
                                           ---------------------------------
                                        Name:  Bernard Weymuller
                                        Title: Senior Vice President


                                        BNP PARIBAS


                                        By:
                                           ---------------------------------
                                        Name:
                                             -------------------------------
                                        Title:
                                              ------------------------------


                                        By:
                                           ---------------------------------
                                        Name:
                                             -------------------------------
                                        Title:
                                              ------------------------------


                                        UFJ BANK LIMITED


                                        By: /s/ Clyde L. Redford
                                           ---------------------------------
                                        Name:  Clyde L. Redford
                                        Title: Senior Vice President


                                        THE BANK OF NEW YORK


                                        By: /s/ Peter W. Keller
                                           ---------------------------------
                                        Name:  Peter W. Keller
                                        Title: Vice President

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                                        MIZUHO BANK, LIMITED


                                        By: /s/ Masatoshi Abe
                                           ---------------------------------
                                        Name:  Masatoshi Abe
                                        Title: Vice President and Manager


                                        DEUTSCHE BANK TRUST COMPANY AMERICAS


                                        By: /s/ Marcus M. Tarkington
                                           ---------------------------------
                                        Name:  Marcus M. Tarkington
                                        Title: Director


                                        BANK OF OKLAHOMA, N.A.


                                        By:
                                           ---------------------------------
                                        Name:
                                             -------------------------------
                                        Title:
                                              ------------------------------


                                        NATEXIS BANQUES POPULAIRES


                                        By: /s/ Renaud J. d'Herbes
                                           ---------------------------------
                                        Name:  Renaud J. d'Herbes
                                        Title: Senior Vice President and
                                               Regional Manager


                                        COMERICA BANK-TEXAS


                                        By: /s/ Charles E. Hall
                                           ---------------------------------
                                        Name:  Charles E. Hall
                                        Title: Sr. Vice President